Exhibit 21.1

Name	Jurisdiction of Incorporation
AGN International Inc.	US - Delaware
AGN Kythera, L.P.	US- Delaware
AGN Labs LLC	US - Delaware
AGN LLC	US - Delaware
AGN Sundry LLC	US - Delaware
Akarna Therapeutics, Limited	UK
Allergan WC 1 S.a r.l.	Luxembourg
Allergan (Chengdu) Medical Aesthetics Clinic Co., Ltd.	China
Allergan (Thailand) Limited	Thailand
Allergan AG	Switzerland
Allergan AHI S.à r.l. Management (DIFC Branch)	UAB
Allergan AHI S.á r.l.	Luxembourg
Allergan AHI S.á r.l., Luxembourg, Zweigniederlassung Zug Branch	Switzerland
Allergan Akarna LLC	US - Delaware
Allergan ApS	Denmark
Allergan AS	Norway
Allergan Australia Pty Limited	Australia
Allergan B.V.	Netherlands, The
Allergan Baltics, UAB	Lithuania
Allergan Baltics, UAB Eesti filiaal	Estonia Branch
Allergan Baltics, UAB Latvijas filias	Latvia
Allergan Biologics Ltd.	UK
Allergan Botox Unlimited Company	Ireland
Allergan Bulgaria EOOD	Bulgaria
Allergan C.I.S. SARL	Russian Federation
Allergan Capital S.à r.l.	Luxembourg
Allergan Capital 2 S.à r.l.	Luxembourg
Allergan Capital 2 Sarl, Luxembourg, Zweigniederlassung, Zug	Switzerland
Allergan Capital S.à r.l., Luxembourg, Zweigniederlassung Zug Branch	Switzerland
Allergan Cayman Islands Irish Branch	Ireland
Allergan Costa Rica S.R.L	Costa Rica
Allergan CZ, s.r.o.	Czech Republic
Allergan d.o.o. Beograd	Serbia
Allergan de Colombia S.A.	Colombia
Allergan de Venezuela, C.A.	Venzuela
Allergan Development Ventures I Ireland Unlimited Company	Ireland
Allergan Development Ventures I LP	Bermuda
Allergan Development Ventures I UK	UK
Allergan Equities Unlimited Company	Ireland
Allergan Europe S.à r.l.	Luxembourg
Allergan Finance S.à r.l.	Luxembourg
Allergan Finance, LLC	US - Nevada
Allergan Finco 2 Inc.	US - Delaware
Allergan Finco Inc.	US - Delaware

Exhibit 21.1

Allergan Finland Oy	Finland
Allergan France SAS	France
Allergan Funding SCS	Luxembourg
Allergan Furiex Ireland Limited	Ireland
Allergan GI Corp.	US - Delaware
Allergan Global S.à r.l.	Luxembourg
Allergan GmbH	Germany
Allergan GP Holding LLC	US- Delaware
Allergan Healthcare India Private Limited	India
Allergan Healthcare Philippines, Inc.	Philippines
Allergan Hellas Pharmaceuticals S.A.	Greece
Allergan Holdco UK Limited	UK
Allergan Holdco US, Inc.	US - Delaware
Allergan Holdings B Ltd.	Bermuda
Allergan Holdings B1, Inc.	US - Delaware
Allergan Holdings B2 Limited	Bermuda
Allergan Holdings C Ltd	Cayman Island
Allergan Holdings France SAS	France
Allergan Holdings Limited	UK
Allergan Holdings S. à r.l.	Luxembourg
Allergan Holdings Unlimited Company	Ireland
Allergan Holdings, Inc.	US - Delaware
Allergan Hong Kong Limited	Hong Kong
Allergan Hungary Kft.	Hungary
Allergan Ilaclari Ticaret A.S.	Turkey
Allergan Inc.	Canada
Allergan India Private Limited	India
Allergan Industrie SAS	France
Allergan Information Consulting (Shanghai) Co., Ltd.	China
Allergan International Holding S.à r.l.	Luxembourg
Allergan International YK	Japan
Allergan Ireland Finance Limited	Ireland
Allergan Ireland Holdings Unlimited Company	Ireland
Allergan Ireland Limited	Ireland
Allergan Israel Limited	Israel
Allergan Japan KK	Japan
Allergan KK	Japan
Allergan Korea Ltd	Korea
Allergan Laboratories, LLC	US - Delaware
Allergan Laboratorios Limitada	Chile
Allergan Lending 2 LLC	US - Delaware
Allergan Lending LLC	US - Delaware
Allergan Limited	UK
Allergan Luxembourg International S.à r.l.	Luxembourg
Allergan Malaysia Sdn. Bhd.	Malaysia

Exhibit 21.1

Allergan Malta Holding Limited	Malta
Allergan Malta II Limited	Malta
Allergan Malta Limited	Malta
Allergan Medical Device (Shanghai) Co., Ltd.	China
Allergan Middle East Limited	United Arab Emirates
Allergan N.V.	Belgium
Allergan New Zealand Ltd.	New Zealand
Allergan NK	Japan
Allergan Norden AB	Sweden
Allergan Norden AB Finnish branch	Finland
Allergan Overseas Holding	Cayman Island
Allergan Pharma Inc.	US - Delaware
Allergan Pharma Limited	Ireland
Allergan Pharmaceuticals (Proprietary) Ltd.	South Africa
Allergan Pharmaceuticals Holdings (Ireland) Unlimited Company	Ireland
Allergan Pharmaceuticals International Limited	Ireland
Allergan Pharmaceuticals International Limited Jordan Office	Jordan
Allergan Pharmaceuticals International Limited Lebanon Office	Lebanon
Allergan Pharmaceuticals Ireland	Ireland
Allergan Pharmaceuticals Taiwan Co. Ltd.	Taiwan
Allergan Productos Farmaceuticos S.A.	Argentina
Allergan Produtos Farmaceuticos Ltda.	Brazil
Allergan Property Holdings, LLC	US - Delaware
Allergan Puerto Rico Holdings, Inc.	US - Delaware
Allergan S.A.	Spain
Allergan S.p.A.	Italy
Allergan Sales Puerto Rico, Inc.	US - California
Allergan Sales, LLC (d/b/a Allergan; d/b/a Bioscience Laboratories)	US - Delaware
Allergan Saudi Arabia LLC	Saudi Arablia
Allergan Scientific Office	Egypt
Allergan Services International Unlimited Company	Ireland
Allergan Servicios Profesionales, S. de R.L. de C.V.	Mexico
Allergan Singapore Pte. Ltd.	Singapore
Allergan Singapore Pte. Ltd. Indonesia Rep Office	Indonesia
Allergan Singapore Pte. Ltd. Vietnam Rep Office	Vietnam
Allergan SK s.r.o.	Slovak Republic
Allergan Sp. z.o.o.	Poland
Allergan S.R.L.	Romania
Allergan Therapeutics LLC	US- Delaware
Allergan UK LLP	UK
Allergan Ukraine, LLC	Ukraine
Allergan USA, Inc. (d/b/a Pacificom / Pacific Communications)	US - Delaware
Allergan W.C. Holding Inc.	US - Delaware
Allergan WC 2 S.a r.l.	Luxembourg
Allergan WC Ireland Holdings Ltd.	Ireland

Exhibit 21.1

Allergan, Inc.	US - Delaware
Allergan, S.A. de C.V.	Mexico
Anterios, Inc.	US - Delaware
Aptalis Holding B.V.	Netherlands, The
Aptalis Netherlands B.V.	Netherlands, The
Aptalis Pharma Canada ULC	Canada
Aptalis Pharma S.r.l.	Italy
Aptalis Pharma UK Limited	UK
Aptalis Pharma US, Inc.	US - Delaware
AqueSys, Inc.	US - Delaware
Bonti, Inc.	US - Delaware
Cearna Aesthetics, Inc	US - Delaware
Chase Pharmaceuticals Corporation	US - Delaware
Collagen Luxembourg SA	Luxembourg
Del Mar Indemnity Company, LLC	US - Hawaii
Durata Holdings, Inc.	US - Delaware
Durata Therapeuctics U.S. Limited	US - Delaware
Durata Therapeutics, Inc.	US - Delaware
Eden Biodesign, LLC	US - Delaware
Elastagen Pty Limited	Australia
Envy Medical, Inc.	US - Delaware
Eurand France S.A.S.	France
Exemplar Pharma LLC	US - Delaware
Forest Finance B.V.	Netherlands, The
Forest Holdings France S. A.S.	France
Forest Laboratories Holdings Limited	Ireland
Forest Laboratories Ireland Ltd	Ireland
ForSight VISION5, Inc.	US - Delaware
Furiex Pharmaceuticals, LLC	US - Delaware
Keller Medical, Inc.	US - Delaware
Kythera Biopharmaceuticals Australia Pty Ltd.	Australia
Kythera Holdings Ltd.	Bermuda
LifeCell Corporation	US - Delaware
LifeCell EMEA Limited	UK
LifeCell EMEA Limited Austria branch	Austria
LifeCell EMEA Limited Italy branch	Italy
LifeCell EMEA Limited Sucursal en Espaňa	Spain
LifeCell EMEA Limited, Zweigniederlassung Zürich	Switzerland
LifeCell Medical Resources Limited in voluntary liquidation	Ireland
MAP Pharmaceuticals LLC	US - Delaware
McGhan Ireland Holdings Ltd.	Ireland
McGahn Limited	Ireland
MPEX Pharmaceuticals, Inc.	US - Delaware
Naurex Inc.	US - Delaware
Northwood Medical Innovation, Ltd.	UK

Exhibit 21.1

Oculeve, Inc.	US - Delaware
Odyssea Pharma SPRL	Belgium
Pacific Pharma, Inc.	US - Delaware
Pharm-Allergan GmbH Austria branch	Austria
Pharmax Holding Limited	US - Delaware
Renable Pharma Limited	UK
Repros Therapeutics Inc,.	US- Delaware
RP Merger Sub, Inc.	US - Delaware
Seabreeze Silicone Unlimited Company	Ireland
Silicone Engineering Inc.	US - California
Tobira Therapeutics, Inc.	US - Delaware
Topokine Therapeutics, Inc.	US - Delaware
Tosara Exports Limited	Ireland
Transderm, Inc.	US - Utah
Varioraw Percutive Sàrl	Switzerland
Vicuron Pharmaceuticals LLC	US - Delaware
Viokace LLC	US - Delaware
Vitae Pharmaceuticals LLC	US - Delaware
Warner Chilcott Holdings Company II, Limited	Bermuda
Warner Chilcott Holdings Company III, Limited	Bermuda
Warner Chilcott Intermediate (Ireland) Limited	Ireland
Warner Chilcott Leasing Equipment Inc.	US - Delaware
Warner Chilcott Limited	Bermuda
Warner Chilcott Nederland B.V.	Netherlands, The
Warner Chilcott Pharmaceuticals S. àr.l.	Switzerland
Warner Chilcott Sales (US), LLC	US - Delaware
ZELTIQ A, LLC	US - Delaware
ZELTIQ Aesthetics, Inc.	US - Delaware
ZELTIQ International, LLC	US - Delaware
ZELTIQ International, LLC - Singapore Branch	Singapore
ZELTIQ Ireland International Holdings UC	Ireland
ZELTIQ Ireland Unlimited Company	Ireland
ZELTIQ Limited	United Kingdom
Zeltiq Limited Spanish branch	Spain
Zenpep LLC	US - Delaware